EXHIBIT 10.9
OPTION AGREEMENT - BERKOWITZ


                             NEW VISUAL CORPORATION
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------

                                 PURSUANT TO THE

               NEW VISUAL CORPORATION 2000 OMNIBUS SECURITIES PLAN

         THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "AGREEMENT") is made and entered into by and between NEW VISUAL CORPORATION, a Utah corporation (the "COMPANY"), and IVAN BERKOWITZ (the "OPTIONEE"), effective as of February 25, 2002 (the "DATE OF GRANT").

         1. GRANT OF OPTION. The Company hereby grants to the Optionee and the Optionee hereby accepts, subject to the terms and conditions hereof, a Non-Qualified Stock Option (the "OPTION") to purchase up to 250,000 shares of Company's Common Stock, par value $0.001 per share (the "COMMON STOCK"), at the Exercise Price per share set forth in SECTION 4 below.

         2. GOVERNING PLAN. This Option is granted pursuant to the Company's 2000 Omnibus Securities Plan (the "PLAN"), a copy of which is attached hereto as ATTACHMENT ONE and incorporated herein for all purposes. Capitalized terms used but not otherwise defined herein have the meanings as set forth in the Plan. The Optionee agrees to be bound by the terms and conditions of the Plan, which control in case of any conflict with this Agreement, except as otherwise specifically provided for in the Plan.

         3. EXPIRATION OF THE OPTION. The Option (to the extent not earlier exercised or terminated in accordance with the Plan) will expire at the end of business on February 25, 2012, which date is not in excess of ten (10) years from the Date of Grant of the Option. The Option may terminate sooner under certain circumstances, including termination of the Optionee's employment or other business relationship with the Company and/or any Affiliated Entity, as set forth in SECTIONS 5.13 and 5.14 of the Plan or upon certain Changes in Control, as provided in SECTION 8.2 of the Plan. The Option may not be exercised after its expiration or termination.

         4. EXERCISE PRICE. The "EXERCISE PRICE" of the Option is forty cents ($0.42) per share of Common Stock. The Exercise Price is subject to adjustment or amendment as set forth in the Plan, including SECTION 3.4, SECTION 4.5(b) or
SECTION 6.2 of the Plan.

         5. VESTING. (a) On each Measurement Date set forth in Column 1 below, the Option shall vest and become exercisable for the corresponding number of shares of Common Stock set forth in Column 2 below if the Optionee's employment or engagement with the Company and/or any Affiliated Entity has not terminated. The "VESTED PORTION" of the Option as of any particular date shall be the cumulative total of all shares for which the Option has become exercisable as of that date.

------------------------------------- ----------------------------------
              COLUMN 1                            COLUMN 2

          Measurement Date              Vested Portion of the Option
------------------------------------- ----------------------------------
           April 30, 2002                          62,500
           July 31, 2002                           62,500
          October 31, 2002                         62,500
          January 31, 2002                         62,500
------------------------------------- ----------------------------------


NEW VISUAL CORPORATION, NON-QUALIFIED STOCK OPTION AGREEMENT - PAGE 1
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         (b) Notwithstanding anything to the contrary contained herein or in the
Plan, in the event the Optionee's employment or engagement with the Company and/or an Affiliated Entity is terminated by the Company and/or an Affiliated Entity within one (1) year following a Change in Control for reasons other than Just Cause Dismissal, or if the Optionee terminates his employment or engagement with the Company and/or an Affiliated Entity within one (1) year following a Change in Control for Good Reason, then, immediately prior to the effective date of such termination, all Options which have not lapsed prior to the date of such termination shall become fully vested and exercisable (if not already vested and exercisable) by Optionee for a period of three (3) months after such termination, or in the event termination results from death or Permanent Disability, for the period set forth in SECTION 5.13(A) OR 5.14(A) of the Plan, as applicable, but, in any event, not after expiration of the Option pursuant to
SECTION 3 of this Agreement. The phrase "CHANGE IN CONTROL" used but not otherwise defined herein has the meaning set forth in Article 9 of the Plan. The phrase "GOOD REASON" shall mean the occurrence of, without Optionee's express written consent, any material demotion of an Employee Optionee from the position and the responsibilities which existed prior to the Change in Control, or Optionee's death or Permanent Disability.

         (c) In addition, upon a Change in Control pursuant to SECTION 8.2 of the Plan, this Option shall be automatically converted into the right to receive, and thereafter shall be exercisable for, in accordance with the Plan and this Agreement, the securities, cash and/or other consideration that a holder of the shares underlying the Options would have been entitled to receive upon a consummation of the Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of appropriate exercise prices).

         6. EXERCISE OF THE OPTION. The Vested Portion (as herein defined) of the Option may be exercised, to the extent not previously exercised, in whole or in part, at any time or from time to time prior to the expiration or termination of the Option, except that no Option shall be exercisable except in respect to whole shares, and not less than one hundred (100) shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option. Exercise shall be accomplished by providing the Company with written notice in the form of EXHIBIT A hereto, which notice shall be irrevocable when delivered and effective upon payment in full of the Option Price in accordance with SECTION 5.4 of the Plan and any amounts required in accordance with SECTION 5.11 of the Plan for withholding taxes, and the satisfaction of all other conditions to exercise imposed under the Plan.

         7. PAYMENT OF OPTION PRICE. Upon any exercise of the Option, the total Exercise Price for the number of shares for which the Option is then being exercised and the amount of any federal, state and local withholding taxes shall be paid in full to the Company in cash or with shares of Common Stock that have been owned for at least six months by the Optionee (or by the Optionee and his or her spouse jointly), or a combination thereof, or in such other form permitted by applicable law and the Plan as the Administering Body deems acceptable at the time of exercise.

         8. RESERVED.

         9. NONTRANSFERABILITY OF OPTION. The Option shall not be transferable or assignable by the Optionee, other than in accordance with SECTION 5.9 of the Plan or by will or the laws of descent and distribution (or as otherwise permitted by the Administering Body in its sole discretion), and shall be exercisable during the Optionee's lifetime only by him or her or by his or her legal representative(s) or guardian(s) or any permitted transferee.


NEW VISUAL CORPORATION, NON-QUALIFIED STOCK OPTION AGREEMENT - PAGE 2
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         10. ADMINISTRATION. The Plan and this Agreement shall be administered and may be definitively interpreted by the Administering Body, and the Optionee agrees that the decisions of such Administering Body concerning administration and interpretation of the Plan and this Agreement shall be final, binding and conclusive on all persons.

         11. NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to Optionee, at the address set forth on the signature page hereto; or (b) if to the Company, at the address set forth in the signature page hereto, or in either case, to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such communication shall be deemed to have been given
(i) when delivered, if personally delivered, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

         12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.



                         [SIGNATURES ON FOLLOWING PAGE]








NEW VISUAL CORPORATION, NON-QUALIFIED STOCK OPTION AGREEMENT - PAGE 3
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         IN WITNESS WHEREOF, this Agreement has been executed on behalf of the
Company by its duly authorized officer, and by the Optionee in acceptance of the above-mentioned Option, subject to the terms and conditions of the Plan and of this Agreement, all as of the day and year first above written.

                                    COMPANY:

                                    NEW VISUAL CORPORATION,
                                    a Utah corporation


                                    BY:/s/ Ray Willenberg, Jr.

                                    Name: RAY WILLENBERG, JR.

                                    Title: CEO


                                    Address:____________________________________
                                            ____________________________________
                                            ____________________________________

                                    OPTIONEE:

                                    ____________________________________________
                                    Printed Name: Ivan Berkowitz


                                    Address:____________________________________
                                            ____________________________________
                                            ____________________________________








NEW VISUAL CORPORATION, NON-QUALIFIED STOCK OPTION AGREEMENT - PAGE 4
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                                    EXHIBIT A
                                    ---------


                               NOTICE OF EXERCISE
                                      UNDER
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                      ------------------------------------
                             ISSUED PURSUANT TO THE
               NEW VISUAL CORPORATION 2000 OMNIBUS SECURITIES PLAN


To:      New Visual Corporation (the "COMPANY")

From:
         -----------------------------------

Date:
         -----------------------------------


         Pursuant to the New Visual Corporation 2000 Omnibus Securities Plan (the "PLAN") and the Non-Qualified Stock Option Agreement (the "AGREEMENT") (capitalized terms used without definition herein have the meanings given such terms in the Agreement or the Plan) between the Company and myself effective February 25, 2002, I hereby exercise my Option as follows:

--------------------------------------------------------------------------------
Number of shares of Common Stock I wish to purchase under the Option
--------------------------------------------------------------------------------
Exercise Price per Share                                           $0.42
--------------------------------------------------------------------------------
Total Exercise Price                                               $
--------------------------------------------------------------------------------
"Vested Portion" of Option (see definition in Section 5 of the Agreement)
--------------------------------------------------------------------------------
Number of shares I have previously purchased by exercising the Option
--------------------------------------------------------------------------------
Expiration Date of the Option                                  February 25, 2012
--------------------------------------------------------------------------------

         I hereby represent, warrant, and covenant to the Company that:

         a. I am acquiring the Common Stock for my own account, for investment, and not for distribution or resale, and I will make no transfer of such Common Stock except in compliance with applicable federal and state securities laws and in accordance with the provisions of the Plan.

         b. I can bear the economic risk of the investment in the Common Stock resulting from this exercise of the Option, including a total loss of my investment.

         c. I am experienced in business and financial matters and am capable of
(i) evaluating the merits and risks of an investment in the Common Stock; (ii) making an informed investment decision regarding exercise of the Option; and
(iii) protecting my interests in connection therewith.

         d. Any subsequent offer for sale or distribution of any of the shares of Common Stock shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, I shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Administering Body, from counsel for or approved by the Administering Body, as to the applicability of such exemption thereto.


NEW VISUAL CORPORATION, NON-QUALIFIED STOCK OPTION AGREEMENT - EXHIBIT A

         I acknowledge that I must pay the total Exercise Price in full and make appropriate arrangements for the payment of all federal, state and local tax withholdings due with respect to the Option exercised herein, before the stock certificate evidencing the shares of Common Stock resulting from this exercise of the Option will be issued to me.

         Attached in full payment of the Exercise Price for the Option exercised herein is ( ) a check made payable to the Company in the amount of $___________________ and/or ( ) a stock certificate for _______ shares of Common Stock that have been owned by me or by me and my spouse jointly for at least six months, with a duly completed stock power attached, with a total Fair Market Value on the date hereof to the Total Exercise Price.

         Also attached in full payment of all withholding tax obligations arising from exercise of the Option is (___) a check made payable tot he Company in the amount of such required withholding and/or (____) a stock certificate for ____ shares of Common Stock that have been owned by me or by me and my spouse jointly for at least six months, with a duly completed stock power attached, with a total Fair Market Value on the date hereof to the amount of such required withholding.



                                          Printed Name:
                                                       -------------------------

                                          Address:
                                                     ---------------------------




                                          RECEIVED BY THE COMPANY:

                                          NEW VISUAL CORPORATION


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          Date:
                                               ---------------------------------




NEW VISUAL CORPORATION, NON-QUALIFIED STOCK OPTION AGREEMENT - PAGE 2
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                                 ATTACHMENT ONE
                                 --------------
                                       TO
                             NEW VISUAL CORPORATION
                      NON-QUALIFIED STOCK OPTION AGREEMENT
                             ISSUED PURSUANT TO THE
                          2000 OMNIBUS SECURITIES PLAN

                                     COPY OF
                             NEW VISUAL CORPORATION

                          2000 OMNIBUS SECURITIES PLAN

                                 (SEE ATTACHED)













NEW VISUAL CORPORATION, NON-QUALIFIED STOCK OPTION AGREEMENT - ATTACHMENT ONE